                                                      EXHIBIT 10.3



                                                        JOHN DEERE
                                                        INDUSTRIAL
                                                  DEALER AGREEMENT





                                                            [LOGO]

                                      [LOGO]

                       JOHN DEERE INDUSTRIAL EQUIPMENT COMPANY
                        AUTHORIZED INDUSTRIAL DEALER AGREEMENT
                                  FORESTRY EQUIPMENT



The Dealer whose signature appears on the next page hereby applies to the John Deere Industrial Equipment Company (the "Company") for appointment as an Authorized Industrial Dealer for the Forestry Equipment Line and agrees that the relationship between him and the Company will be governed by the Terms of Appointment on the succeeding pages of this booklet. When it executes this Agreement, the Company accepts the Dealer's application and also agrees to be bound by the Terms of Appointment. This Agreement shall be effective upon execution by the Company and shall as of that date supersede any prior Industrial Dealer Agreement between the parties hereto for the Forestry Equipment Line.

The Company distributes certain John Deere industrial machines and equipment, and certain allied industrial machines, which together are classified by the Company as its Forestry Equipment Line. These items, and attachments and service parts for them, as well as certain of the Company's JDM products which may be offered for sale to the Dealer, are collectively referred to as "Goods". While the company also distributes other types of equipment, this Agreement pertains only to Goods.

The Dealer is an independent retail merchant who purchases Goods for resale for the principal benefit of the Dealer. It is agreed that except as otherwise provided herein, individual orders, sales and shipments of Goods are governed by the Company's published Conditions of Sale in effect from time to time.

                                      [LOGO]

                       JOHN DEERE INDUSTRIAL EQUIPMENT COMPANY
                        AUTHORIZED INDUSTRIAL DEALER AGREEMENT
                                  UTILITY EQUIPMENT



The Dealer whose signature appears on the next page hereby applies to the John Deere Industrial Equipment Company (the "Company") for appointment as an Authorized Industrial Dealer for the Utility Equipment Line and agrees that the relationship between him and the Company will be governed by the Terms of Appointment on the succeeding pages of this booklet. When it executes this Agreement, the Company accepts the Dealer's application and also agrees to be bound by the Terms of Appointment. This Agreement shall be effective upon execution by the Company and shall as of that date supersede any prior Industrial Dealer Agreement between the parties hereto for the Utility Equipment Line.

The Company distributes certain John Deere industrial machines and equipment, and certain allied industrial machines, which together are classified by the Company as its Utility Equipment Line. These items, and attachments and service parts for them, as well as certain of the Company's JDM products which may be offered for sale to the Dealer, are collectively referred to as "Goods". While the Company also distributes other types of equipment, this Agreement pertains only to Goods.

The Dealer is an independent retail merchant who purchases Goods for resale for the principal benefit of the Dealer. It is agreed that except as otherwise provided herein, individual orders, sales and shipments of Goods are governed by the Company's published Conditions of Sale in effect from time to time.

                                      [LOGO]

                                     JOHN DEERE
                            INDUSTRIAL EQUIPMENT COMPANY
                        AUTHORIZED INDUSTRIAL DEALER AGREEMENT
                               CONSTRUCTION EQUIPMENT



The Dealer whose signature appears on the next page hereby applies to the John Deere Industrial Equipment Company (the "Company") for appointment as an Authorized Industrial Dealer for the Construction Equipment Line and agrees that the relationship between him and the Company will be governed by the Terms of Appointment on the succeeding pages of this booklet. When it executes this Agreement, the Company accepts the Dealer's application and also agrees to be bound by the Terms of Appointment. This Agreement shall be effective upon execution by the Company and shall as of that date supersede any prior Industrial Dealer Agreement between the parties hereto for the Construction Equipment Line.

The Company distributes certain John Deere industrial machines and equipment, and certain allied industrial machines, which together are classified by the Company as its Construction Equipment Line. These items, and attachments and service parts for them, as well as certain of the Company's JDM products which may be offered for sale to the Dealer, are collectively referred to as "Goods". While the Company also distributes other types of equipment, this Agreement pertains only to Goods.

The Dealer is an independent retail merchant who purchases Goods for resale for the principal benefit of the Dealer. It is agreed that except as otherwise provided herein, individual orders, sales and shipments of Goods are governed by the Company's published Conditions of Sale in effect from time to time.

JOHN DEERE AUTHORIZED INDUSTRIAL DEALER AGREEMENT/2.
               CONSTRUCTION EQUIPMENT


THE DEALER ACCEPTS AS HIS AREA OF RESPONSIBILITY THE FOLLOWING:

AND AGREES TO OPERATE ONLY FROM THE FOLLOWING AUTHORIZED LOCATION(S):

THE DEALER'S AREA OF RESPONSIBILITY MAY BE ENLARGED AT ANY TIME WITH THE WRITTEN CONSENT OF THE DEALER. UPON NOT LESS THAN 120 DAYS WRITTEN NOTICE TO THE DEALER, THE AREA OF RESPONSIBILITY MAY BE REDUCED BY THE COMPANY.

Dealer (Firm Name):          RDO Equipment Co.
Address:

 X  Corporation              By:
---                             ---------------------------------------------
    Partnership
---
    Proprietorship           Title:
---                                ------------------------------------------
                                     (Authorized Officer, Owner or Partner)

Date:
       --------------------

Signature of Other
Partner(s)                          -----------------------------------------

                                    -----------------------------------------

                                    RECEIVED, SUBJECT TO ACCEPTANCE AT THE
                                    COMPANY'S OFFICE IN MOLINE IL.
                                    JOHN DEERE INDUSTRIAL EQUIPMENT COMPANY


                                    By:
                                       --------------------------------------

                                    Title:
                                          -----------------------------------

                                    ACCEPTED:

                                    JOHN DEERE INDUSTRIAL EQUIPMENT COMPANY
                                    400 - 19th Street, Moline, IL
                                    -----------------------------
                                    (Address)   (City)     (State)


                                    By:
                                       --------------------------------------

                                    Title:
                                          -----------------------------------

Date:
      -------------

                                                          TERMS OF APPOINTMENT/1

                             TERMS OF APPOINTMENT

1. OBLIGATION OF THE PARTIES

During the period of the Dealer's appointment as a John Deere Authorized Industrial Dealer, the parties accept the following obligations and duties:

(a) The Company agrees to accept orders placed by the Dealer for Goods which the Company contemplates will be shipped during the period of appointment, subject to the Company's Conditions of Sale. However, the Company shall have no liability to the Dealer for delay, failure or refusal to ship as provided in the Conditions of Sale or Section 4 hereof.

(b) The Company agrees that the Dealer will have the benefit of any Finance Plans, Lease Plans, Floor Plans, Parts Return Programs or similar plans or programs which it, from time to time, makes available to other Authorized Dealers. Such plans or programs may contain standards or requirements of uniform application which the Dealer must meet in order to use them. State or local laws or regulations may require variations from standard plans or programs.

(c) Without limiting the right of the Company to choose those with whom it deals, the Company may sell, loan or lease Goods as follows without restriction:

    (i)  To Federal, state and local governments.
   (ii)  To accounts classified by the Company as national accounts.
  (iii)  To purchasers for export.
   (iv)  To educational institutions.
    (v)  To its competitors (for test purposes).
   (vi)  To equipment manufacturers.
  (vii)  To its own employees.
  (vii)  Repossessed Goods (new or used).

(d) The Dealer agrees to maintain a modern, suitable place of business with adequate space and facilities for sales, service, display and storage, with appropriate identification for a dealer selling Goods, and to provide adequate working capital to fulfill his obligations under this Agreement.

(e) The Dealer agrees to provide competent management and a sufficient staff of personnel which is adequately trained to carry out his obligations under this Agreement and, in particular, will cooperate with the Company by sending such personnel to attend conferences and training schools provided by the Company.

(f) The Dealer agrees to thoroughly canvass his Area of Responsibility, to actively promote the sale of all Goods which are usable in his Area of Responsibility, and to maintain an inventory of Goods in proportion to the sales possibilities in such area. However, the Dealer's Area of Responsibility is not an exclusive territory.

(g) The Dealer agrees to provide service equipment, an adequate stock of service parts and those appropriate special tools necessary to promptly fulfill the warranty obligations of both the Dealer and the Company, product improvement and modification programs and the non-warranty service needs of users of Goods in his Area of Responsibility.

(h) The Dealer agrees to cooperate with the Company in implementing those programs recommended by the Company with respect to sales promotion, advertising, record keeping, and parts management which the Dealer agrees will be beneficial to his operations.

(i) In order that a satisfactory level of dealer performance may be obtained, the Dealer agrees to cooperate with the Company in periodic reviews of the performance of his obligations under this Agreement and to take appropriate action to correct deficiencies discussed in such reviews.

(j) The Dealer agrees to maintain his place of business at the location(s) set forth on the signature page of this Agreement, and will not, either directly or indirectly, establish, maintain, or operate a facility at any other location for displaying, selling, renting, leasing, or servicing of new or used goods, without the prior written approval of the Company.

TERMS OF APPOINTMENT/2

2. IMMEDIATE TERMINATION FOR CAUSE

While it is the hope and expectation of the parties that this Agreement will create a mutually profitable and satisfactory relationship, the success of an equipment dealership depends to a substantial degree on the ability, energy and integrity of the individual or group of associates who operate it. Adequate financial resources are also essential. The Company may, therefore, immediately terminate the Dealer's appointment by giving notice to the Dealer at any time after the happening of any of the following:

(a) Death of an individual proprietor, partner, major shareholder, or the manager of the dealership;

(b) Withdrawal of an individual proprietor, partner, major shareholder, or the manager of the dealership or a substantial reduction in interest of a partner or major shareholder, without the prior written consent of the Company;

(c) Closeout or sale of a substantial part of the Dealer's business related to the handling of Goods, the commencement of dissolution or liquidation of the Dealer if a partnership or corporation, or a change, without the prior written approval of the Company, in the location of the Dealer's principal place of business under this Agreement;

(d) Default by the Dealer under any Chattel Mortgage or other Security Agreement between the Dealer and the Company;

(e) Revocation or discontinuance of any guaranty of the Dealer's present or future obligations to the Company;

The Dealer shall promptly notify the Company in writing of the occurrence of any of the events enumerated in Subsection (a) or (b).

3. TERMINATION ON SPECIFIED DATE

Unless the Dealer's appointment is terminated under Section 2, it shall continue until it is terminated by one or both of the parties as provided in this Section 3. The Dealer's appointment may be terminated at any time:

(a) by the mutual written consent of the parties, with the effective date of such termination to be such as may be mutually agreed upon; or

(b) by written notice by either the Company or the Dealer to the other party given at least one hundred twenty (120) days prior to the effective date specified in such notice; or

(c) by the execution of a new Dealer Agreement between the parties which is intended to supersede this Agreement.

The Company may, after an effective date of termination is established, negotiate and/or enter into a Dealer Agreement with another party for the Dealer's Area of Responsibility.

4. EFFECT OF TERMINATION OF APPOINTMENT

Termination of the Dealer's appointment hereunder means that the obligations and duties of the parties under Section 1 no longer apply, and that the Company may decline to fill accepted orders placed before such termination. Ordinarily, orders from the Dealer, which the parties contemplate will be shipped after the effective date of termination of the period of appointment, will not be accepted. Such orders may, however, be accepted by the Company. Acceptance, shipment and terms applicable to such orders will be subject to the Conditions of Sale then in effect. Submission or acceptance of orders and shipment or acceptance of Goods does not have the effect of renewing or reinstating the obligations of Section 1 and shall not be construed as an extension or renewal of the period of appointment or as a recision of any notice of termination. If the Dealer's appointment is terminated for any reason, neither party shall be entitled to any compensation or reimbursement for loss of prospective profits, anticipated sales or other losses occasioned by the termination of the relationship, except as provided in this Agreement.

5. DEATH OF DEALER

If the Dealer's appointment is terminated because of the death of one of the persons enumerated in Section 2(a) at a time when no other action has been taken under Section 2 or 3 to terminate the Dealer's appointment, it is agreed that:

                                                          TERMS OF APPOINTMENT/3

COOPERATION WITH SURVIVORS

(a) In order to facilitate orderly settlement of the estate of the deceased and allow the heirs and/or surviving associates (partners or shareholders) of the deceased to rearrange their affairs and determine whether they wish to liquidate or to continue to operate the dealership, the Company will, for a period of at least 180 days after such death, be willing to make shipments of orders previously received and accept new orders from the Dealer corporation or Dealer's estate and/or surviving partners, as the case may be. The Company's obligations under this Section 5 to accept orders and make shipment shall be subject to the provisions of Section 1(a) and the Company's Conditions of Sale then in effect. Such obligations are also subject to the Company's being satisfied that the person executing any new order is legally authorized to do so, and that, with regard to the new order or the shipment, the Dealer corporation or Dealer's estate and/or surviving partners are legally bound by these Terms of Appointment, the Conditions of Sale, Chattel Mortgage or the Security Agreement executed by the Dealer and any filed Financing Statements executed in connection therewith.

(b) If the heirs and/or surviving associates wish to continue operating the dealership, the Company will cooperate with them in their effort to arrange to do so, and will offer to execute a new Dealer Agreement with the Dealer corporation or the heirs (or the Dealer's estate, if appropriate due to the anticipated length of administration) and/or the surviving partners if it believes them to be capable of carrying out the obligations thereunder. The Company will inform the heirs and/or surviving associates in writing, as promptly as possible, as to whether or not the Company elects to offer a new Agreement to them and, if the Company so elects, the major conditions, including credit or financial conditions, if any, under which it would deem them capable of carrying out such obligations.

(c) The Company shall have discharged its obligations under Subsections (a) and (b) and may discontinue shipments to the Dealer corporation, Dealer's estate, or surviving partners, as the case may be, under any of the following conditions:

    (i) The Company informs the Dealer corporation or the heirs and/or the surviving partners of the deceased in writing (by notification sent to the Dealer corporation, the Dealer's estate, the heirs, or one of the surviving partners, as is appropriate in the circumstances) that it will not execute a new Dealer Agreement and 180 days shall have elapsed since such death.

   (ii) The Company receives written notification that the Dealer corporation or the heirs and/or the surviving partners of the deceased do not wish to enter into a new Dealer Agreement.

  (iii) The heirs and/or surviving associates of the deceased cannot agree on appropriate arrangements for carrying on the business.

   (iv) Any of the events enumerated in Subsections (d) and (e) of Section 2 has occurred or shall occur.

6. REPURCHASE OF GOODS

If the Dealer's appointment is terminated (and, in the case of termination because of the death of one of the persons enumerated in Section 2(a), one of the conditions enumerated in Section 5(c) has occurred), the Company agrees to buy, and the Dealer agrees to sell, Goods as provided in Section 7. The Company shall be relieved of this obligation to repurchase if a default occurs or has occurred under any Chattel Mortgage or Security Agreement between the Company and the Dealer, and the Company elects to exercise its rights under such Chattel Mortgage or Security Agreement to take possession of Goods.

7. TERMS OF REPURCHASE

If the Company becomes obligated to repurchase Goods under Section 6, then the Company will buy and the Dealer will sell (or may sell subject to Subsection (c)), free and clear of all liens and encumbrances, the following Goods, provided they were either originally purchased by the Dealer from the Company, or purchased from other dealers with the written approval of the Company; and are listed in the Company's published price list for that category of Goods which is in effect on the date of termination of the Dealer's appointment:

TERMS OF APPOINTMENT/4

(a) All current complete machines and attachments in the Dealer's possession unsold (which description excludes all JDM products and all items listed in the John Deere Parts Price List published by the Company) which are new, unused, complete and in good condition. The prices to be paid for such items will be the invoice prices (but not more than current dealer prices), plus freight from the factory to the Dealer's location, less any discounts from invoice price which have been allowed and less the reduction in value, if any, resulting from deterioration.

(b) All current parts in the Dealer's possession unsold which are new, unused, in good condition and are resalable as new parts without repackaging or reconditioning. The prices to be paid for such items will be the Company's current wholesale price, as listed in the John Deere Parts Price List, less a discount of:

    (i) 15% on items listed as returnable under the Company's parts return policy, and
   (ii)   50% on all other items.

(c) Such current JDM products in the Dealer's possession unsold which the Dealer may elect to sell to the Company and which are new, unused, in good condition and are resalable as new products without repackaging or reconditioning. The Company shall have no obligation to repurchase such products unless the Dealer furnishes the Company with a list of the products which he wishes to sell to the Company within thirty (30) days after the date of termination of his appointment. The price to be paid for such products will be the current wholesale price listed in the JDM Price List less a discount of:

    (i)   50% on products identified by an asterisk;
   (ii) 15% on items listed as returnable under the Company's parts return policy; and
  (iii)   25% on all other JDM products.

At the written request of the Company, the Dealer will list, tag, pack, load and transport all repurchased Goods to the nearest location regularly maintained by the Company for the storage of such Goods or to such closer location as may be designated by the Company or pay for the cost of transportation to such location. The risk of loss shall be on the Dealer until the vehicle transporting such Goods reaches the designated destination. Should the Dealer fail to fulfill the above obligation within 60 days after he has been requested to do so, the Company may enter the Dealer's premises, perform these duties and charge the Dealer's account for any expenses incurred in so doing.

The Company may pay for repurchased Goods in cash or by giving the Dealer credit to be applied to any indebtedness then owed by the Dealer to the Company or to any other company having a corporate affiliation with the Company whether or not such indebtedness is then due and payable. If there is still a balance owing by the Dealer after the price of the repurchased Goods, less any Company-incurred expenses of recovery, has been credited to the Dealer, such balance shall be immediately due and payable to the Company regardless of the original terms of payment thereon.

Amounts payable to the Dealer under this Section will not be paid until the Dealer has complied with all applicable laws governing bulk transfers of inventory. Any Annual Performance Bonus paid or payable to the Dealer shall be subject to adjustment for Goods repurchased by the Company as provided in the John Deere Industrial Dealers Terms Schedule.

8. PREPARATION OF GOODS, WARRANTY AND POSTDELIVERY SERVICE

Unless and until the Dealer's appointment has been terminated and the Company, pursuant to written notice, has discontinued shipment of Goods to the Dealer, the following provisions apply:

(a) The Company's published Service Administration Manual (hereafter called "Manual"), as in effect from time to time, and/or bulletins issued by the Company, designate the John Deere New Equipment Warranties (including, in some cases, Extended Warranties) applicable to the sale and, in some cases, to the lease of various types of new Goods and to certain used Goods. In making sales, leases

                                                          TERMS OF APPOINTMENT/5

and rentals of Goods, the Dealer agrees to follow instructions contained in the Manual and bulletins and to use retail purchase orders, delivery receipts, lease agreements and other forms specified therein. The Dealer agrees to be solely responsible for any warranties given by him to his customers which exceed the warranty provided by the Company and for any liability in cases where the Dealer has failed to use the prescribed forms in the manner specified.

(b) The Dealer will properly assemble and prepare all new Goods sold, leased, or rented by him and shall perform such inspections, adjustments and service prior to delivery to users as required in the Manual to insure proper operation of the Goods. The Dealer will instruct users in the proper use and maintenance of such Goods and will furnish each user with the appropriate operator's manuals furnished by the Company. The Dealer will also perform the postdelivery inspections and adjustments, prescribed in the Manual, on such Goods.

(c) The Dealer agrees and is authorized to perform all warranty service on new Goods and on used Goods for which the Company becomes obligated pursuant to the John Deere New Equipment Warranties, including Goods not sold, leased or rented by him, if presented with proper evidence that the Goods are entitled to warranty service under the John Deere New Equipment Warranties. The Dealer shall also perform modifications on such Goods when requested to do so by the Company. Warranty service and modifications will be performed in the manner and for the compensation specified in the Manual in effect at the time the service is performed. The Dealer will notify the Company of all warranty claims in accordance with the Manual.

9. USE OF TRADEMARKS, NAMES AND SIGNS

The Dealer agrees not to use the names "John Deere" or "Deere" or any other trade names or trademarks owned by the Company or any of its affiliated corporations as a part of his firm, trading or corporate name, and shall not display or use such trade names or trademarks except in a form or manner approved by the Company. The Dealer further agrees that if he ceases to be an Authorized Dealer, he will remove all signs bearing such trade names and trademarks used in connection with any business conducted by him and will remove from his vehicles any distinctive John Deere vehicle identification.

10. USE OF PRICE LISTS, CATALOGS, AND MANUALS

It is understood and agreed that price lists, catalogs and service manual pages furnished to the Dealer remain the property of the Company and are merely loaned to the Dealer. The Dealer will keep them in good condition and will return them to the Company at its request.

11. ADVERTISING MATERIAL

The Company will furnish to the Dealer free of charge, except for transportation charges, which the Dealer hereby agrees to pay, promotional items and printed advertising matter which have been prepared by the Company for dealer use.

The Company is authorized to mail direct mail to those prospective purchasers on any mailing list supplied by the Dealer which is in the possession of the Company, which list the Dealer agrees to keep current as to names and addresses by making additions and deletions and reporting changes. If the Company has not been furnished with such a list, the Dealer agrees to furnish it promptly and to keep the same current as provided above. The Dealer shall reimburse the Company for handling and postage expenses for all pieces mailed. The Company shall advise the Dealer in advance of any other use it makes of such list during the Dealer's period of appointment.

Any such mailing list shall be the sole property of the Company and it shall have no liability to the Dealer for any use it makes of such mailing list.

12. DEALER NOT AN AGENT

The Dealer is not an employee, agent or representative of the Company for any purpose other than giving the Company's warranty as provided in Section 8; he has no other authority to bind the Company by any representations, statements, agreements, or in any manner whatsoever. In performing service work as provided in Section 8, the Dealer is an independent contractor and assumes full responsibility for such work.

TERMS OF APPOINTMENT/6

13. AMENDMENT OF AGREEMENT

This Agreement cannot be altered or amended, or any of its provisions waived, on behalf of the Company except in writing by a duly authorized officer of the Company. The Company may amend these Terms of Appointment at any time without the consent of the Dealer if the same amendment is made to the Terms of Appointment of all other Authorized Industrial Dealer Agreements with the Company. Any such amendment shall be effective on the date specified in a notice mailed to all Authorized Industrial Dealers, which date shall be at least one hundred twenty (120) days following the date of such mailing.

14. ASSIGNMENT

This Agreement cannot be assigned by the Dealer without the prior written consent of the Company.

15. METHOD OF GIVING NOTICE

Without limitation on any other method of giving notice, the deposit of written notice in the United States mails, in an envelope certified or registered with postage prepaid and addressed to the Dealer at the address shown herein, or to the Company at the office designated herein shall constitute notice pursuant to this Agreement.

16. SECURITY IN GOODS

Dealer has or concurrently herewith will execute in favor of the Company a Chattel Mortgage or other Security Agreement on his inventory of John Deere Goods and certain other items as outlined therein. Dealer will execute such additional Security Agreements and Financing Statements, and amendments and additions thereto or to existing instruments, as the Company requests, in order that it may have at all times a first lien on Goods in the Dealer's possession securing his indebtedness to the Company.

17. ENTIRE AGREEMENT

No promise or representation not contained herein was an inducement to either party or was relied on by either party in entering into this Agreement. The Dealer understands that, except as provided in Section 13, no agent or employee of the Company has authority to vary or add to the provisions of this Agreement, or make any representation going beyond its provisions.

                                                                     JOHN DEERE
                                                                DEALER GUARANTY







                                                                         [LOGO]

To: JOHN DEERE COMPANY -- A DIVISION OF DEERE & COMPANY OR
    JOHN DEERE INDUSTRIAL EQUIPMENT COMPANY

400 - 19th Street
-------------------------------------------
(Street Address)

Moline,            IL
-------------------------------------------
(City)             (State)


                                           GUARANTY

     In consideration of your past and/or future extension of credit to

                             RDO Equipment Co.
-------------------------------------------------------------------------------

of
-------------------------------------------------------------------------------
its successors and assigns (hereinafter called "principal debtor"), for the financing of goods, wares, merchandise and services, the undersigned guarantor(s) hereby (jointly and severally if signed by two guarantors) unconditionally guarantee(s) payment of whatever sums said principal debtor shall at any time owe you or any company affiliated with you, whether heretofore or hereafter incurred, including interest, finance charges or service charges thereon, and including reasonable attorneys' fees and all court costs incurred in collecting such sums; and you shall be under no obligation of due diligence to enforce any claims against the principal debtor or of otherwise exhausting any of your remedies against the principal debtor, any other obligor or any other guarantor(s), or of enforcing any rights against any collateral for said indebtedness prior to enforcing payment hereunder by the undersigned guarantor(s).

     This guaranty is to take effect without notice on its acceptance, which is hereby waived, and is to be a continuing guaranty in full force and effect until the effective date of a written notice of revocation delivered to you either personally or by Registered or Certified Mail. It is understood and agreed that the effective date of any such revocation shall be 90 days after your receipt of such notice, and that such revocation shall not discharge the obligation of the undersigned guarantor(s) with respect to indebtedness incurred by the principal debtor prior to said effective date of revocation.

     You are hereby authorized to change the time and manner of payment of any indebtedness of said principal debtor; to take and make changes in notes, security or other obligations therefor; to add or release additional guarantors; to obtain or release additional guaranties, to take such action as you deem advisable for the enforcement, collection, or compromising of such indebtedness or any part thereof, or enforcing any security interest therefor; and to grant renewals or extensions of the time of payment of any such indebtedness, all without notifying or obtaining the consent of the undersigned guarantor(s) or in any way affecting the liability of the undersigned guarantor(s) under this guaranty. If this guaranty is signed by two guarantors, you are hereby authorized to release one of the undersigned guarantors without discharging the other.

     Protest and demand upon the principal debtor, notice to the undersigned guarantor(s) of defaults of the principal debtor, notice to the undersigned guarantor(s) of your extension of credit from time to time to the principal debtor, and notice of the sale of any collateral are all hereby waived.

GUARANTY
PAGE 2


     The undersigned guarantor(s) hereby consent and agree that your books and records showing the account, obligations and indebtedness of the principal debtor shall be admissible in evidence and shall be binding upon the undersigned guarantor(s) for the purpose of establishing the items therein set forth, and shall constitute prima facie proof thereof. The undersigned guarantor(s) hereby also agree to provide full and complete personal financial information at such times as the Company may request.

     This guaranty shall inure to the benefit of your successors and assigns and shall be binding upon the personal representatives, administrators, executors, heirs, legatees, successors and assigns of the undersigned guarantor(s).

     The foregoing constitutes the complete guaranty agreement, there being no other representations or warranties made, and such guaranty cannot be altered, changed or amended in any way except by an instrument in writing signed by your duly authorized officer.

     BY AFFIXING SIGNATURE(S) HERETO, THIS CERTIFIES THAT THE UNDERSIGNED HAS
(HAVE) READ THIS GUARANTY AGREEMENT IN ITS ENTIRETY AND EXECUTE(S) IT FOR THE CONSIDERATIONS THEREIN EXPRESSED.

     Dated at _______________________________________ this ________ day of
_____________________, 19 __.

GUARANTY OF INDEBTEDNESS AT ALL LOCATIONS OF PRINCIPAL DEBTOR.  INITIAL: RDO
DATE: 11/27/95

     Witnesses:                             Guarantor(s):

                                            /s/ Ronald D. Offutt      (SEAL)
     ------------------------------         --------------------------------
     Name                                   Name     (Ronald D. Offutt)


     ------------------------------         --------------------------------
     Address                                Address

                                                                      (SEAL)
     ------------------------------         --------------------------------
     Name                                   Name


     ------------------------------         --------------------------------
     Address                                Address

                                                            JOHN DEERE
                                                            INDUSTRIAL
                                              SALES AND SERVICE CENTER
                                                             AGREEMENT









                                                                [LOGO]

Sales and Service Center Agreement/1


                             JOHN DEERE INDUSTRIAL
                      SALES AND SERVICE CENTER AGREEMENT

1. PARTIES.

The parties to this Agreement are the undersigned "Dealer" and the John Deere Industrial Equipment Company ("Company"). Dealer either:

     (a) is a party to an Authorized Industrial Dealer Agreement now in effect with the Company, or

     (b) has executed an Authorized Industrial Dealer Agreement which is awaiting approval by the Company, under which he is, or will be on such approval, an Authorized John Deere Industrial Dealer at (principal location) 12500 Dupont Avenue South, Burnsville, MN. The business conducted by the Dealer at such location is hereafter referred to as the "authorized dealership."

2. BUILDING.

Dealer owns or leases or will arrange to own or lease, if this Sales and Service Center Agreement is approved by the Company, a building located at 1910 Lorray Drive, North Mankato, MN. If Dealer is not already occupying such building he will, if this Sales and Service Center Agreement is approved, arrange to enter into occupancy and be ready to commence business from the building, on or before ___________________________________________________.

3. SALES AND SERVICE CENTER APPOINTMENT.

When Dealer occupies and is ready to commence business from the building described in Section 2, the Company will recognize such location as an Authorized John Deere Industrial Sales and Service Center with authority to store, sell and service those items of John Deere industrial machinery and equipment handled by the Dealer under his Authorized Construction, Utility and Forestry Agreement(s). Any prior Sales and Service Center Agreement for such a location is superseded hereby as of the date this Agreement is executed by the Company. If Dealer's appointment as an Authorized Dealer is terminated, then the authorization of the above location as a Sales and Service Center shall automatically terminate concurrently therewith. In any other case:

     (a) the Company may terminate the authorization of the above location as a Sales and Service Center upon 30 days written notice to Dealer, or

     (b) Dealer may discontinue operation of the Sales and Service Center upon 30 days written notice to the Company.

4. NAME.

The business of the Sales and Service Center will be conducted under the firm, trading or corporate name which Dealer uses in his authorized dealership, and this name shall be displayed in a form or manner approved by the Company. If this Sales and Service Center authorization is terminated, the Dealer will not use the words "Deere", "John Deere" or "John Deere Sales and Service Center" in connection with any business conducted by him from such location.

5. RELATION TO AUTHORIZED DEALERSHIP.

     (a) The primary function of the Sales and Service Center is to enable the Dealer to more effectively serve his Area of Responsibility.

     (b) The Company's published Conditions of Sale in effect at time of shipment shall govern all purchases from the Company for the Sales and Service Center. Except to the extent that this Sales and Service Center Agreement imposes different or additional obligations on either party, the Sales and Service Center shall be part of the authorized dealership and governed by the terms of the Authorized Agreement(s) as specified in Section 3 hereof. Any Security Agreement, or Chattel Mortgage Security Agreement between Dealer and the Company applies to all Goods (as defined therein) located at the Sales and Service Center as well as to Goods located at Dealer's principal location or elsewhere.

                                            Sales and Service Center Agreement/2

6. DEALER NOT AN AGENT.

Execution of this Sales and Service Center Agreement does not constitute Dealer an agent or representative of the Company for any purpose, or confer on him any authority to act for or bind the Company by any representations, statements, agreements, or contracts, or in any manner whatsoever.





Address of Dealer
                  -----------------------------------------------------------
                                        RDO Equipment Co.
                  -----------------------------------------------------------
                                   Dealer (Firm Name)


  X  Corporation            By
-----                         -----------------------------------------------
     Partnership            Title
-----                            --------------------------------------------
     Proprietorship                 (Authorized officer, owner or partner)
-----


Date
    ---------------------

                              -----------------------------------------------
Signature of
Other Partner(s)              -----------------------------------------------

                              -----------------------------------------------

                              Received, subject to acceptance at the
                              Company's office in Moline, IL

                              JOHN DEERE INDUSTRIAL EQUIPMENT COMPANY

                              By
                                 --------------------------------------------
                              Title
                                   ------------------------------------------

                              Accepted:

                              JOHN DEERE INDUSTRIAL EQUIPMENT COMPANY

                              400 - 19th Street, Moline, IL
                              -----------------------------------------------
                                  (Address)      (City)  (State)

                              By
                                ---------------------------------------------
                              Title
                                   ------------------------------------------

Date
     -------------